Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity First Quarter 2025 Earnings January 22, 2025

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruption negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, our change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2024 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Record Adjusted Operating Margins; Q1 EPS Above Guidance Driven by Strong Operational Performance ▪ Sales of $3.84B, flat year-over-year ▪ Organic sales as expected. Reported sales unfavorably impacted by increased currency exchange headwinds in the quarter ▪ Orders of $4.0B, up Y/Y and sequentially, primarily driven by momentum in Artificial Intelligence programs ▪ Adjusted Operating Margins of 19.4%, up 30bps Y/Y ▪ Adjusted EPS above guidance at $1.95, up 6% Y/Y on flat sales ▪ Record Q1 Free Cash Flow generation of $674M, up 18% Y/Y ▪ ~$500M returned to shareholders and $325M used for bolt-on acquisitions in the Industrial segment ▪ TE named to the Dow Jones Sustainability Index for the 13th consecutive year Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q2 Guidance ▪ Expect Sales of ~$3.95B with Adjusted EPS of ~$1.96, up 5% Y/Y ▪ FX unfavorably impacting sales by ~$110M Y/Y; FX and tax headwinds impacting EPS by $0.06 Y/Y ▪ Expect sequential organic growth in both the Transportation & Industrial segments

Reported FY24 Q1 FY24 Q4 FY25 Q1 Q1 Growth Y/Y Q/Q Transportation 2,268 2,224 2,151 (5)% (3)% Industrial 1,505 1,617 1,860 24% 15% Total TE 3,773 3,841 4,011 6% 4% Book to Bill 0.98 0.94 1.05 Segment Orders Summary ($ in millions) 4 ▪ Transportation orders as expected, reflecting ongoing softness in commercial transportation and sensors end markets ▪ Industrial segment orders reflect a book to bill over 1.0 in all businesses; ongoing momentum in artificial intelligence, AD&M, and energy applications Order patterns supporting growth outlook

Transportation Solutions Q1 SALES Reported Down 6% Organic Down 5% Q1 ADJUSTED OPERATING MARGIN Continued strong operational execution in a dynamic market environment Adjusted EBITDA Margin 26.0% 26.3% 5 $2,393 $2,243 Q1 2024 Q1 2025 Q1 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,722 (4)% (3)% Commercial Transportation 312 (12)% (12)% Sensors 209 (13)% (13)% Transportation Solutions $2,243 (6)% (5)% $ in Millions 21.1% 21.3% Q1 2024 Q1 2025 ▪ Automotive Organic growth in Asia offset by softness in Europe & North America ▪ Commercial Transportation Organic decline driven by weakness in Europe & North America ▪ Sensors Sales reduction driven by weakness in broader industrial end markets in Europe and North America Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Strong margin performance; expect sequential organic sales growth in Q2 despite lower auto production

Industrial Solutions

- **Digital Data Networks**
  Strong growth driven by momentum in AI applications across multiple customers
- **Automation & Connected Living**
  Organic decline driven by continued market weakness in factory automation, partially offset by growth in appliance markets
- **AD&M**
  Organic growth reflects ongoing market improvement in commercial aerospace and defense
- **Energy**
  Organic growth in all regions with continued strong momentum across energy applications
- **Medical**
  Declines resulting from inventory normalization by our customers

$ in Millions

Q1 SALES

Reported
Up 11%

Organic
Up 9%



$1,438
$1,593
Q1 2024
Q1 2025

Q1 ADJUSTED OPERATING MARGIN

Margin expansion of 100bps driven by higher volume and strong operational performance



15.8%
16.8%
Q1 2024
Q1 2025

Adjusted EBITDA Margin	21.0%	21.4%

Q1 BUSINESS PERFORMANCE

Y/Y Growth Rates		Reported	Organic
Digital Data Networks (DDN)	$413	48%	48%
Automation & Connected Living (ACL)	479	3%	(5)%
Aerospace, Defense and Marine (AD&M)	334	15%	15%
Energy	216	5%	7%
Medical	151	(25)%	(25)%
Industrial Solutions	**$1,593**	**11%**	**9%**

Expect sequential organic sales growth in Q2 in all businesses

6

Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q1 Financial Summary 7 ($ in Millions, except per share amounts) Q1 FY24 Q1 FY25 Net Sales $ 3,831 $ 3,836 Operating Income $ 698 $ 690 Operating Margin 18.2% 18.0% Acquisition-Related Charges 8 5 Restructuring & Other Charges, Net 25 50 Adjusted Operating Income $ 731 $ 745 Adjusted Operating Margin 19.1% 19.4% Earnings Per Share* $ 5.76 $ 1.75 Acquisition-Related Charges 0.02 0.01 Restructuring & Other Charges, Net 0.05 0.14 Tax Items (3.99) 0.04 Adjusted EPS $ 1.84 $ 1.95 Adjusted Effective Tax Rate 21.2% 23.0% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q1 Financial Performance 8 19.1% 19.4% Q1 2024 Q1 2025 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Margin Expansion and EPS Growth Driven by Strong Operational Performance Record Q1 Free Cash Flow $ in Billions $ in Millions Up 18% Y/Y $570 $674 Q1 2024 Q1 2025 Up 6% Y/Y $3.8 $3.8 Q1 2024 Q1 2025 30bps of margin expansion Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Organic sales flat Y/Y $1.84 $1.95 Q1 2024 Q1 2025

EVERY CONNECTION COUNTS Additional Information

Y/Y Q1 2025 10 Sales (in millions) Adjusted EPS Q1 2024 Results $3,831 $1.84 Operational Performance 23 0.12 FX Impact (18) 0.03 Tax Rate Impact - (0.04) Q1 2025 Results $3,836 $1.95 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q2 2025 11 Sales (in millions) Adjusted EPS Q2 2024 Results $3,967 $1.86 Operational Performance 95 0.16 FX Impact (112) (0.01) Tax Rate Impact - (0.05) Q2 2025 Guidance $3,950 $1.96 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Q1 Balance Sheet and Cash Flow Summary 12 ($ in Millions) Q1 2024 Q1 2025 Beginning Cash Balance $1,661 $1,319 Free Cash Flow 570 674 Dividends (183) (189) Share repurchases (476) (303) Net increase (decrease) in debt (70) 90 Acquisition of businesses, net of cash acquired (349) (325) Other 17 (12) Ending Cash Balance $1,170 $1,254 Total Debt $4,198 $4,205 A/R $2,828 $2,912 Days Sales Outstanding* 67 68 Inventory $2,783 $2,619 Days on Hand* 96 93 Accounts Payable $1,690 $1,859 Days Outstanding* 61 68 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q1 2024 Q1 2025 Cash from Operating Activities $719 $878 Capital expenditures, net (149) (204) Free Cash Flow $570 $674 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Non-GAAP Financial Measures 14

▪ Adjusted Earnings Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. ▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Financial Measures (cont.) 15

Segment Summary 16 Transportation Solutions $ 2,243 $ 2,393 Industrial Solutions 1,593 1,438 Total $ 3,836 $ 3,831 O perating O perating Margin Margin Transportation Solutions $ 446 19.9% $ 487 20.4 % Industrial Solutions 244 15.3 211 14.7 Total $ 690 18.0% $ 698 18.2 % Adjusted Adjusted O perating O perating Margin (1) Margin (1) Transportation Solutions $ 478 21.3% $ 504 21.1 % Industrial Solutions 267 16.8 227 15.8 Total $ 745 19.4% $ 731 19.1 % For the Q uarters Ended December 27, December 29, O perating Income Adjusted O perating Income (1) Income O perating (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2024 2023 ($ in millions) Adjusted O perating Net Sales Net Sales Income (1)

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended December 27, 2024 versus Net Sales for the Quarter Ended December 29, 2023					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ (74)	(4.1) %	$ (55)	(3.0) %	$ (7)	$ (12)
Commercial transportation	(44)	(12.4)	(41)	(11.6)	(3)	—
Sensors	(32)	(13.3)	(30)	(12.6)	(2)	—
Total Transportation Solutions	(150)	(6.3)	(126)	(5.2)	(12)	(12)
Industrial Solutions [3]:						
Automation and connected living	15	3.2	(21)	(4.5)	(2)	38
Aerospace, defense, and marine	44	15.2	45	15.4	(1)	—
Digital data networks	134	48.0	134	48.0	—	—
Energy	11	5.4	14	6.8	(3)	—
Medical	(49)	(24.5)	(49)	(24.5)	—	—
Total Industrial Solutions	155	10.8	123	8.6	(6)	38
Total	$ 5	0.1 %	$ (3)	— %	$ (18)	$ 26

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

17

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 27, 2024 18 Operating income: Transportation Solutions $ 446 $ — $ 32 $ — $ 478 Industrial Solutions 244 5 18 — 267 Total $ 690 $ 5 $ 50 $ — $ 745 Operating margin 18.0% 19.4 % Income tax expense $ (178) $ (1) $ (9) $ 13 $ (175) Effective tax rate 25.2% 23.0 % Income from continuing operations $ 528 $ 4 $ 41 $ 13 $ 586 Diluted earnings per share from continuing operations $ 1.75 $ 0.01 $ 0.14 $ 0.04 $ 1.95 (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) ($ in millions, except per share data) Tax Items (2) (2) Represents income tax expense related to the revaluation of deferred tax assets as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction. Adjustments Related and O ther Adjusted Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2023 19 Operating income: Transportation Solutions $ 487 $ — $ 14 $ 3 $ 504 Industrial Solutions 211 8 7 1 227 Total $ 698 $ 8 $ 21 $ 4 $ 731 Operating margin 18.2% 19.1 % Income tax (expense) benefit $ 1,105 $ (1) $ (5) $ (1,254) $ (155) Effective tax rate (158.1) % 21.2 % Income from continuing operations $ 1,804 $ 7 $ 16 $ (1,250) $ 577 Diluted earnings per share from continuing operations $ 5.76 $ 0.02 $ 0.05 $ (3.99) $ 1.84 (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (3) See description of non-GAAP financial measures. Adjustments Related and O ther Adjusted Acquisition- Restructuring ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2024 20 Operating income: Transportation Solutions $ 477 $ — $ 19 $ 496 Industrial Solutions 215 3 21 239 Total $ 692 $ 3 $ 40 $ 735 Operating margin 17.4% 18.5 % Income tax expense $ (146) $ (1) $ (6) $ (153) Effective tax rate 21.3% 21.0 % Income from continuing operations $ 541 $ 2 $ 34 $ 577 Diluted earnings per share from continuing operations $ 1.75 $ 0.01 $ 0.11 $ 1.86 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) (2) See description of non-GAAP financial measures

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2024 21 Operating income: Transportation Solutions $ 1,880 $ — $ 67 $ 3 $ 1,950 Industrial Solutions 916 21 99 1 1,037 Total $ 2,796 $ 21 $ 166 $ 4 $ 2,987 Operating margin 17.6% 18.9 % Income tax (expense) benefit $ 397 $ (3) $ (29) $ (1,016) $ (651) Effective tax rate (14.2) % 21.8 % Income from continuing operations $ 3,194 $ 18 $ 137 $ (1,012) $ 2,337 Diluted earnings per share from continuing operations $ 10.34 $ 0.06 $ 0.44 $ (3.28) $ 7.56 Acquisition- Restructuring Adjustments (3) See description of non-GAAP financial measures. ($ in millions, except per share data) Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes a $636 million net income tax benefit associated with a $972 million ten-year tax credit obtained by a Swiss subsidiary reduced by a $336 million valuation allowance related to the amount of the tax credit not expected to be realized. Also includes a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland and a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	December 27, 2024	December 29, 2023
	($ in millions)	
Net income	$ 528	$ 1,803
Loss from discontinued operations	—	1
Income tax expense (benefit)	178	(1,105)
Other expense, net	1	3
Interest expense	6	18
Interest income	(23)	(22)
Operating income	690	698
Acquisition-related charges	5	8
Restructuring and other charges, net	50	21
Taxes (non-income tax) recorded in SG&A	—	4
Adjusted operating income (1)	745	731
Depreciation and amortization	186	194
Adjusted EBITDA (1)	$ 931	$ 925
Net sales	$ 3,836	$ 3,831
Net income as a percentage of net sales	13.8 %	47.1 %
Adjusted EBITDA margin (1)	24.3 %	24.1 %

	For the Quarters Ended					
	December 27, 2024			December 29, 2023		
	Transportation Solutions	Industrial Solutions	Total	Transportation Solutions	Industrial Solutions	Total
	($ in millions)					
Operating income	$ 446	$ 244	$ 690	$ 487	$ 211	$ 698
Acquisition-related charges	—	5	5	—	8	8
Restructuring and other charges, net	32	18	50	14	7	21
Taxes (non-income tax) recorded in SG&A	—	—	—	3	1	4
Adjusted operating income (1)	478	267	745	504	227	731
Depreciation and amortization	112	74	186	119	75	194
Adjusted EBITDA (1)	$ 590	$ 341	$ 931	$ 623	$ 302	$ 925
Net sales	$ 2,243	$ 1,593	$ 3,836	$ 2,393	$ 1,438	$ 3,831
Operating margin	19.9 %	15.3 %	18.0 %	20.4 %	14.7 %	18.2 %
Adjusted operating margin (1)	21.3 %	16.8 %	19.4 %	21.1 %	15.8 %	19.1 %
Adjusted EBITDA margin (1)	26.3 %	21.4 %	24.3 %	26.0 %	21.0 %	24.1 %

(1) See description of non-GAAP financial measures.

22

Reconciliation of Free Cash Flow 23 Net cash provided by operating activities $ 878 $ 719 Net cash used in investing activities (537) (468) Net cash used in financing activities (395) (745) Effect of currency translation on cash (11) 3 Net decrease in cash, cash equivalents, and restricted cash $ (65) $ (491) Net cash provided by operating activities $ 878 $ 719 Capital expenditures, net (204) (149) Free cash flow (1) $ 674 $ 570 For the Q uarters Ended December 27, December 29, (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2024 2023 (in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 24 Diluted loss per share from continuing operations $ (0.05) Restructuring and other charges, net 0.13 Acquisition-related charges 0.01 Tax items 1.87 Adjusted diluted earnings per share from continuing operations (2) $ 1.96 Net sales growth (decline) (0.4) % Translation 2.8 (Acquisitions) divestitures, net (1.1) Organic net sales growth (2) 1.3 % Effective tax rate 102.2% 42.9 % Effective tax rate adjustments (3) (79.2) (19.2) Adjusted effective tax rate (2) 23.0% 23.7 % Q uarter Ending O utlook for 2025 (1) March 28, O utlook for Fiscal 2025 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of January 22, 2025. (2) See description of non-GAAP financial measures.